UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 3, 2005

NET 1 U.E.P.S. TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	65-0903895
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

President Place, 4th Floor, Cnr. Jan Smuts and Bolton Avenue
Rosebank, Johannesburg, South Africa
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 011-27-11-343-2001

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a -4(c))

Item 8.01 Other Events

     On March 3, 2005, Net 1 U.E.P.S. Technologies, Inc., a Florida corporation, issued a press release announcing the successful deployment of its UEPS (Universal Electronic Payment System) retail application into merchant stores throughout the South African provinces of Northern Cape, Eastern Cape, KwaZulu Natal and Limpopo. The system allows all our cardholders to load their social security grants or salaries onto their smart cards at any participating merchant. Once their smart cards have been loaded, cardholders have the flexibility to either purchase goods and/or make cash withdrawals offline. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits

c) Exhibits

99.1	Press release on March 3, 2005 - Net1 UEPS Technologies, Inc Announces Successful Deployment of its UEPS Retail Application into Merchant Stores throughout Various South African Provinces

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NET 1 U.E.P.S. TECHNOLOGIES, INC. (Registrant) By: /s/ Herman Kotzé Herman Kotzé, Chief Financial Officer

Date: March 4, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release on March 3, 2005 - Net1 UEPS Technologies, Inc Announces Successful Deployment of its UEPS Retail Application into Merchant Stores throughout Various South African Provinces